SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 24, 2003



Commission        Registrant; State of Incorporation;        I.R.S. Employer
File Number         Address; and Telephone Number           Identification No.
-----------       -----------------------------------       ------------------

333-21011       FIRSTENERGY CORP.                               34-1843785
                (An Ohio Corporation)
                76 South Main Street
                Akron, Ohio  44308
                Telephone (800)736-3402


1-2323          THE CLEVELAND ELECTRIC ILLUMINATING COMPANY     34-0150020
                (An Ohio Corporation)
                c/o FirstEnergy Corp.
                76 South Main Street
                Akron, OH  44308
                Telephone (800)736-3402


1-3583          THE TOLEDO EDISON COMPANY                       34-4375005
                (An Ohio Corporation)
                c/o FirstEnergy Corp.
                76 South Main Street
                Akron, OH  44308
                Telephone (800)736-3402



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Item 5.  Other Events

         On July 24, 2003, FirstEnergy Corp. issued a press release, filed as an Exhibit to this Form 8-K, updating the schedule and cost estimates associated with efforts to return the Davis-Besse Nuclear Power Station to safe and reliable service. Davis-Besse is jointly owned by The Cleveland Electric Illuminating Company and The Toledo Edison Company, wholly owned subsidiaries of FirstEnergy Corp.


Item 7.  Exhibits

Exhibit No.                                          Description
-----------                                          -----------
   99                                               Press Release





                                    SIGNATURE



             Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



July 24, 2003



                                           FIRSTENERGY CORP.
                                           -----------------
                                              Registrant

                                        THE CLEVELAND ELECTRIC
                                        ----------------------
                                         ILLUMINATING COMPANY
                                         --------------------
                                              Registrant

                                       THE TOLEDO EDISON COMPANY
                                       -------------------------
                                              Registrant




                                       /s/  Harvey L. Wagner
                                  -------------------------------------
                                            Harvey L. Wagner
                                        Vice President, Controller
                                       and Chief Accounting Officer

                                  1

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